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                                                                Exhibit 32.2


                      CERTIFICATION OF PERIODIC REPORT
                      --------------------------------


I, Michel P. Salbaing, senior vice president and chief financial officer of Cenveo, Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  October 29, 2004


                                            /s/ Michel P. Salbaing
                                            --------------------------------
                                            Michel P. Salbaing
                                            Senior Vice President and CFO